UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2014

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (416) 848-1171
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 8, 2014, Kingsway Financial Services, Inc. (the “Company”), entered into an Amended and Restated Common Stock Series B Warrant Agreement between the Company and Computershare Trust Company of Canada (the “Warrant Agent” and the agreement, the “Amended Warrant Agreement”). The Amended Warrant Agreement amends and restates the Common Stock Series B Warrant Agreement, dated September 16, 2013, between the Company and the Warrant Agent (the “Original Warrant Agreement”), and modifies Original Warrant Agreement in order to:

•	Increase the aggregate number of series B warrants (the “Series B Warrants”) that may be created, certified and issued under the agreement from 3,287,242 to 4,923,765;

•	Include a provision permitting the Company and the Warrant Agent to enter into supplemental warrant agreements from time to time for the following purposes:

◦	setting forth any adjustments resulting from the application of the provisions of Article 4 of the Amended Warrant Agreement;

◦
adding such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable in the circumstances, provided that the same are not in the opinion of the Warrant Agent prejudicial to the interests of the warrantholders;

◦	giving effect to any extraordinary resolution passed as provided in Section 7.6 of the Amended Warrant Agreement;

◦
adding to or altering the transfer provisions relating to the Series B Warrants, making provision for the exchange of warrant certificates, and making any modification in the form of the warrant certificates which does not affect the substance thereof;

◦
modifying any of the provisions of the Amended Warrant Agreement, including relieving the Company from any of the obligations, conditions or restrictions contained therein, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Warrant Agent, such modification or relief in no way prejudices any of the rights of the warrantholders or of the Warrant Agent, and provided further that the Warrant Agent may in its sole discretion decline to enter into any such supplemental agreement which in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative; and

◦
for any other purpose not inconsistent with the terms of the Amended Warrant Agreement, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions therein, provided that, in the opinion of the Warrant Agent, the rights of the Warrant Agent and of the warrantholders are in no way prejudiced thereby.

•
Modify the amendment provisions contained therein to permit the Company to amend the Amended Warrant Agreement and warrant certificates from time to time for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provisions contained therein, provided that such amendment does not, in the opinion of the Warrant Agent, materially prejudice the rights of warrantholders exercisable by extraordinary resolution of the warrantholders as set forth in Section 7.6 of the Amended Warrant Agreement.

In addition to the foregoing, the Amended Warrant Agreement also modifies the Original Warrant Agreement to make certain administrative changes.
In connection with the Company’s entry into the Amended Warrant Agreement, on July 8, 2014, the Company completed an automatic exchange (the “Warrant Exchange”) whereby all of the Company’s outstanding common stock class C purchase warrants (each a “Series C Warrant”) were exchanged for Series B Warrants on a one-for-one basis, resulting in the issuance of 1,642,975 Series B Warrants by the Company. The terms of Series B Warrants are substantially similar to the terms of the Series C Warrants except that the Series B Warrants are listed on the Toronto Stock Exchange. As a result of the Warrant Exchange, there are no Series C Warrants that remain outstanding and the warrant agreement governing the Series C Warrants, dated February 3, 2014, between the Company and the Warrant Agent (the “Series C Warrant Agreement”), has been terminated.

The foregoing description of the Amended Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Warrant Agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.
Reference is made to the information set forth under Item 1.01 with respect to the termination of the Series C Warrant Agreement, which is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
Reference is made to the information set forth under Item 1.01 above with respect to the Warrant Exchange, which is incorporated herein by reference. The Warrant Exchange was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof. No commission or other remuneration was paid or given directly or indirectly for soliciting the Warrant Exchange.
Item 3.03 Material Modification to Rights of Security Holders.
Reference is made to the information set forth under Item 1.01 above with respect to the entry into the Amended Warrant Agreement and the Warrant Exchange, which is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 8, 2014, the Company held a special meeting of the holders of the Series B Warrants (the “Special Meeting”) for the purpose of voting to pass an extraordinary resolution to amend the Original Warrant Agreement. A description of the amendments to the Original Warrant Agreement is set forth under Item 1.01 above and is incorporated herein by reference. Set forth below is the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to the proposal voted upon at the Special Meeting.

Votes for	1,812,258
Votes against	372
Abstentions	0
Broker Non-Votes	0

Item 7.01 Regulation FD Disclosure.
On July 8, 2014, the Company issued a press release announcing the results of the Special Meeting held July 8, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K provided under Item 7.01 and Exhibit 99.1 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Common Stock Series B Warrant Agreement, dated July 8, 2014.
99.1	News Release Dated July 8, 2014 - Kingsway Announces Results of Special Meeting of Holders of Series B Warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

July 10, 2014	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
4.1	Amended and Restated Common Stock Series B Warrant Agreement, dated July 8, 2014.
99.1	News Release Dated July 8, 2014 - Kingsway Announces Results of Special Meeting of Holders of Series B Warrants.